UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2007

MIPS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1225 Charleston Road

Mountain View, CA 94043

(Address of Principal Executive Offices, including zip code)

(650) 567-5000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 27, 2007, MIPS Technologies, Inc. (“MIPS”) issued a press release announcing that it would acquire all of the outstanding share capital of ChipIdea – Microelectrónica S.A., a company incorporated under the laws of Portugal, by Atlantic Acqco, Limitada, a company incorporated under the laws of Portugal and an indirect subsidiary of MIPS. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this report under Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 27, 2007, entitled “MIPS Technologies Acquires World’s Leading Analog Intellectual Property Company”

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2007

MIPS TECHNOLOGIES, INC.
(Registrant)

By:	/s/ Mervin S. Kato
Mervin S. Kato
Chief Financial Officer and Treasurer